                                                       The First Israel
                                                       Fund, Inc.
                                                       .........................
                                                       SEMI-ANNUAL REPORT
                                                       MARCH 31, 2000


                                    [PHOTO]

CONTENTS
------------------------------------------------------------------------------
Letter to Shareholders ...................................................1

Portfolio Summary ........................................................5

Schedule of Investments ..................................................6

Statement of Assets and Liabilities ......................................9

Statement of Operations .................................................10

Statement of Changes in Net Assets ......................................11

Statement of Cash Flows .................................................12

Financial Highlights ....................................................13

Notes to Financial Statements ...........................................14

Results of Annual Meeting of Shareholders ...............................20

Description of InvestLink-SM- Program ...................................21

Recent Developments .....................................................24








PICTURED ON THE COVER IS THE BAHAI TEMPLE LOCATED IN ISRAEL'S THIRD LARGEST CITY, HAIFA.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                     May 5, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the six months ended March 31, 2000.

At March 31, 2000, total net assets of the Fund were approximately $89.5 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $59.5 million, with another $14.0 million in the Israeli and Israel-related companies listed and trading in the United States. Combined, these totaled $73.5 million, as compared to approximately $66.7 million on September 30, 1999. The Fund also held investments valued at approximately $14.0 million in unlisted securities, as compared to approximately $8.9 million on September 30, 1999. In percentage terms, at March 31, 2000, 82.17% of the Fund's net assets were invested in Israeli and Israel-related companies, listed and trading on the TASE and in the United States, and 15.68% in unlisted securities.

The Fund successfully completed its initial public offering on October 22, 1992 and began operations with a net asset value ("NAV") of $13.74 per share. At March 31, 2000, NAV per share was $21.01 (net of dividends and distributions paid of $1.87 per share), as compared to $17.18 at September 30, 1999. The Fund's common stock closed on the New York Stock Exchange ("NYSE") on March 31, 2000 at $16.813 per share, representing a discount of 20.0% to the Fund's NAV.

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably the NYSE and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in the emerging markets.

PERFORMANCE: MUTED BY RISK AVOIDANCE

The Fund underperformed the broad Israeli equity market during the period, returning 36.2%, compared to 62.8% for the benchmark Morgan Stanley Capital International Israel Index (the "Index").*

While I am certainly disappointed at this underperformance, the choice before me was to pursue excessive returns by embracing what I felt to be excessive risks, or try to achieve acceptable returns by taking more rational, acceptable risks. I chose the latter.

The excessive risks to which I refer are illustrated by two major events that took place over the past six months.

One was a significant restructuring of the Index benchmark to include a much heavier weighting in NASDAQ-listed technology stocks. Within this restructuring, moreover, one such stock was weighted much more heavily than others. While NASDAQ-listed Israeli companies did quite well until the global sell-off that began in February 2000, I felt that several had become significantly overvalued. As such, I elected not to expose the Fund's investors to the potentially severe market risk of a major NASDAQ correction.

------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------------

Alternatively, I invested a portion of the portfolio in privately held, venture-funded Israeli technology companies. As I have often noted, the ability to participate early on in the growth of these companies is one of the major advantages of the closed-end fund structure, one that has benefited our investors since the Fund's inception. Because these are non-public investments, furthermore, they are not exposed to the whims--or the extremes--of the general investing public, which tends to greatly reduce market risk.

The other major event that impacted comparative returns in recent months was the outperformance of the shares of a single Internet-related company, which is a component of most broad Israeli equity indices. Speculative fervor drove this stock to levels difficult to justify, even when viewed beside other rapidly rising Internet names. Our analysis indicates that this one stock accounted for three-quarters of the Israeli market's first-quarter return.

The Fund did not share in this appreciation because I considered the stock to be hugely overvalued and, as a result, chose not to buy it. It is worth noting in this context, incidentally, that the price of the stock has halved in recent weeks. Looking ahead, I intend to adhere to the strategy that has driven the Fund's performance over time, one that I will not abandon in order to chase after the latest speculative high-flyer.

THE ISRAELI ECONOMY: SEVERAL STEPS FORWARD

Israel continues to benefit from an improving domestic economy and renewed interest in emerging markets by the global investment community.

In early 2000, positive developments on the domestic front included:

- Inflation came in below expectations, falling 0.5% in February alone to an annualized rate of 1.6%.

- The shekel was strong, appreciating about 4% against the dollar.

- Interest rates continued to decline under new Central Bank Governor David Klein, falling around 80 basis points and bringing base rates down to an annualized rate of 10.4%. With real interest rates in the 7.5% region and the shekel surprisingly strong, there should be room for additional rate cuts later this year.

- The peace process between Israel and its Palestinian and Syrian neighbors moved ahead, albeit fitfully, which was favorable for the eventual realization of the long-anticipated economic "peace dividend."

- Local mutual funds continued to gain from revived popular confidence in the nation's near-term prospects, as over $2 billion in local assets flowed in.

In all, it appears that Israel is setting in place the pieces needed for a lasting economic revival, one that should accrue to the benefit of investors in the months and years to come.

------------------------------------------------------------------------------
2

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

PORTFOLIO STRUCTURE: STRESSING UNAPPRECIATED VALUES

TOP 10 HOLDINGS, BY ISSUER*

                                                 % OF
     HOLDING            SECTOR                NET ASSETS
     -------            ------                ----------
 1.  Teva Pharma.       Pharmaceuticals           6.5
 2.  Bezeq              Telecommunications        5.9
 3.  Koor Industries    Conglomerates             5.7
 4.  Bank Leumi         Banking                   5.0
 5.  Israel Chemicals   Chemicals                 4.4
 6.  Bank Hapoalim      Banking                   4.2
 7.  ECI Telecom.       Telecommunications        4.1
 8.  IDB Holding        Conglomerates             3.4
 9.  Polaris Fund II    Inv. & Holding Cos.       3.3
10.  Harel Insurance    Insurance                 2.6
                                                  ---
     Total                                       45.1
                                                 ----
                                                 ----

-----------
* Company names and sector are abbreviations of those found in the chart on page 5.

[CHART]

SECTOR ALLOCATION
(% of net assets)

Banking                          10.36
Chemicals                         5.60
Conglomerates                    12.12
Financial Services                3.02
Food & Beverages                  5.57
Industrial Technology             2.90
Insurance                         4.15
Inv. & Holding Cos.               7.75
Mortgage Banking                  6.20
Pharmaceuticals                   8.84
Telecom.                         10.40
Venture Capital                   8.96
Cash & Other Assets               2.15
Other*                           11.98

-----------
* Other includes sectors below 2.00% of net assets.

Over the coming months, I expect to see further improvements in Israel's economy and, by extension, its equity market. Accordingly, my strategy in the Fund is as follows:

- I generally continue to favor the securities of good-quality, domestically-oriented companies. In this regard, I particularly like the financial services sector (E.G., mortgage banks, which should do well in the current environment of declining interest rates).

- I am maintaining a meaningful allocation to the nation's large conglomerates, which offer the opportunity to buy a broad range of high-growth businesses in one package. The market is not presently focused on these issues, which are unreasonably cheap and offer good-to-excellent upside potential.

- I am investing in some of the telecommunications-related names that have been ignored by investors who are chasing bigger, headline-grabbing telecommunications names instead.

- I continue to commit a portion of the Fund's assets to private equities. Lately, this asset class has attracted the attention of global investors looking to get in on the ground floor with new Israeli technology concerns. Private equities represent a rich vein of opportunity that most other investment funds cannot access.

OUTLOOK: CAUTIOUS, BUT HOPEFUL

This is an exceedingly delicate time for Israel. While there is every reason to expect the nation's economic recovery to continue, much hinges on external events beyond its control. I am particularly concerned with the recent performance of NASDAQ, on which many of Israel's major technology-related companies are listed.

------------------------------------------------------------------------------
                                                                             3

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

As we saw over the first quarter of this year, the technology-heavy NASDAQ can be extraordinarily volatile--both on the upside and downside--with wide (and wild) swings becoming the norm.

Given that the technology sector has helped to power Israel's stock market in recent months, any major dislocation in NASDAQ could deal a hard blow to the confidence of investors in Israeli equities. It doesn't help matters that recent changes to the benchmark effectively make NASDAQ a proxy for the Israeli equity market.

I am monitoring this situation closely. Overall, I believe that my conservative investment posture is what is needed to help shield our investors from the worst of negative developments, while enabling them to benefit from ongoing improvements in Israel's economic condition.

Respectfully,

/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer**

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the Investlink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 21 through 23 of this report.



-------------------------------------------------------------------------------
* The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc. Effective November 9, 1999, Mr. Watt no longer serves as Chief Investment Officer to The Brazilian Equity Fund, Inc., The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc.

-------------------------------------------------------------------------------
4

-------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF MARCH 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

SECTOR ALLOCATION
-------------------------------------------------------------------------------
[GRAPH]

AS A PERCENT OF NET ASSETS

                                                           3/31/00       9/30/99
Banking                                                    10.36          9.11
Building Products                                           1.47          2.13
Chemicals                                                   5.60          4.93
Conglomerates                                              12.13         19.95
Electronics/Electrical Equipment                            1.87          2.47
Financial Services                                          3.02          3.25
Food & Beverages                                            5.56          6.59
Industrial Technology                                       2.90          2.59
Insurance                                                   4.15          3.80
Investment & Holding Companies                              7.75          5.54
Mortgage Banking                                            6.20          7.69
Pharmaceuticals                                             8.84          7.18
Telecommunications                                         10.40          8.96
Venture Capital                                             8.96          6.27
Other                                                       8.64          8.12
Cash & Other Assets                                         2.15          1.42

TOP 10 HOLDINGS, BY ISSUER
-------------------------------------------------------------------------------

                                                                                                          Percent of
      Holding                                               Sector                                        Net Assets
---------------------------------------------------------------------------------------------------------------------------
   1. Teva Pharmaceutical Industries Ltd.                   Pharmaceuticals                                   6.5
---------------------------------------------------------------------------------------------------------------------------
   2. Bezeq Israeli Telecommunication Corporation Ltd.      Telecommunications                                5.9
---------------------------------------------------------------------------------------------------------------------------
   3. Koor Industries Ltd.                                  Conglomerates                                     5.7
---------------------------------------------------------------------------------------------------------------------------
   4. Bank Leumi Le-Israel Ltd.                             Banking                                           5.0
---------------------------------------------------------------------------------------------------------------------------
   5. Israel Chemicals Ltd.                                 Chemicals                                         4.4
---------------------------------------------------------------------------------------------------------------------------
   6. Bank Hapoalim Ltd.                                    Banking                                           4.2
---------------------------------------------------------------------------------------------------------------------------
   7. ECI Telecom Ltd.                                      Telecommunications                                4.1
---------------------------------------------------------------------------------------------------------------------------
   8. IDB Holding Corporation Ltd.                          Conglomerates                                     3.4
---------------------------------------------------------------------------------------------------------------------------
   9. Polaris Fund II LLC                                   Investment &
                                                            Holding Companies                                 3.3
---------------------------------------------------------------------------------------------------------------------------
  10. Harel Insurance Investments Ltd.                      Insurance                                         2.6
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

                                   No. of      Value
Description                        Shares     (Note A)
-------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-97.85%
ISRAEL-95.74
-------------------------------------------------------
AEROSPACE/DEFENSE EQUIPMENT-1.24%
-------------------------------------------------------
Elbit Systems Ltd. ............     72,913  $ 1,105,790
                                            -----------

BANKING-10.36%
-------------------------------------------------------
Bank Hapoalim Ltd. ............  1,172,858    3,735,644
Bank Leumi Le-Israel Ltd. .....  1,949,800    4,515,674
United Mizrahi Bank Ltd. ......    325,972    1,019,576
                                            -----------
                                              9,270,894
                                            -----------

BUILDING PRODUCTS-1.47%
-------------------------------------------------------
Industrial Buildings
 Corporation Ltd. .............    276,896      430,280
Property & Building
 Corporation Ltd. .............      8,525      887,369
                                            -----------
                                              1,317,649
                                            -----------

CHEMICALS-5.60%
-------------------------------------------------------
Dead Sea Bromine Ltd. .........    157,846    1,049,529
Israel Chemicals Ltd. .........  3,211,202    3,958,425
                                            -----------
                                              5,007,954
                                            -----------

COMPUTER SOFTWARE-1.22%
-------------------------------------------------------
Formula Systems (1985) Ltd.+...     12,043      746,764
Tecnomatix Technologies Ltd.+..      8,000      347,000
                                            -----------
                                              1,093,764
                                            -----------

CONGLOMERATES-12.12%

Clal (Israel) Ltd. ............     19,780      825,070
Discount Investment
 Corporation ..................      6,000      334,695
Elco Holdings Ltd. ............      2,431       21,615
IDB Development
 Corporation Ltd. .............     36,000    1,507,023
IDB Holding Corporation Ltd. ..     87,245    3,074,295
Koor Industries Ltd. ..........     54,666    5,077,801
                                            -----------
                                             10,840,499
                                            -----------

ELECTRONICS/ELECTRICAL EQUIPMENT-1.87%
-------------------------------------------------------
Elco Industries Ltd. ..........     39,270 $    344,233
Electra Consumer Products Ltd.      60,658      690,325
Electra (Israel) Ltd. .........      8,642      634,871
                                            -----------
                                              1,669,429
                                            -----------

ENERGY SERVICES-0.91%
-------------------------------------------------------
Delek Group Ltd. ..............     14,635      816,376
                                            -----------

FINANCIAL SERVICES-3.02%
-------------------------------------------------------
F.I.B.I. Holdings Ltd. ........    212,960    1,988,744
Gachelet Investments Ltd. .....      9,819      714,002
                                            -----------
                                              2,702,746
                                            -----------

FOOD & BEVERAGES-5.57%
-------------------------------------------------------
Elite Industries Ltd. .........    120,570    1,204,041
Jaf-Ora Ltd. ..................    405,208    1,067,611
Mayanot Eden Ltd. .............     90,610      861,965
Osem Investment Ltd. ..........     91,641      607,045
Supersol Ltd. .................    369,828    1,238,716
                                            -----------
                                              4,979,378
                                            -----------

FOOD - RETAIL-1.34%
-------------------------------------------------------
Blue Square-Israel Ltd. ADR ...    120,900    1,201,444
                                            -----------

INDUSTRIAL TECHNOLOGY-2.90%
-------------------------------------------------------
Cubital, Ltd.*+ ...............    329,278            0
Orbotech Ltd.+ ................     13,625    1,158,125
Scitex Corporation Ltd.+ ......     92,500    1,439,531
                                            -----------
                                              2,597,656
                                            -----------

INFORMATION TECHNOLOGY-0.44%
-------------------------------------------------------
Formula Ventures L.P.x++#......    420,000      391,648
                                            -----------

INSURANCE-4.15%
-------------------------------------------------------
Clal Insurance Enterprise
 Holdings Ltd. ................     76,300    1,375,665
Harel Insurance
 Investments Ltd. .............     30,629    2,341,616
                                            -----------
                                              3,717,281
                                            -----------

-------------------------------------------------------------------------------
6

-------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2000 (UNAUDITED)(CONTINUED)
-------------------------------------------------------------------------------
                                  No. of       Value
Description                    Shares/Units   (Note A)
-------------------------------------------------------
INVESTMENT & HOLDING COMPANIES-5.64%
-------------------------------------------------------
Makhteshim-Agan
 Industries Ltd.+ .............    880,991  $ 1,704,676
Oren Semiconductor , Inc.,
 Series K*+ ...................     29,951       65,892
Oren Semiconductor, Inc.,
 Series L*+ ...................     30,843       67,855
Oren Semiconductor, Inc.,
 Series O, Units*+(1) .........     46,035      101,277
Polaris Fund II LLCx++# .......    750,000    2,909,746
The Renaissance Fund LDCx+ ....         60      197,911
                                            -----------
                                              5,047,357
                                            -----------

METAL PRODUCTS-0.73%
-------------------------------------------------------
Caniel-Israel Can
 Company Ltd.+ ................      5,122       40,817
Klil Industries Ltd.,(Shares 5)     18,654      306,125
Ofer Development &
 Investments Ltd.+ ............     68,640      307,509
                                            -----------
                                                654,451
                                            -----------

MORTGAGE BANKING-6.20%
-------------------------------------------------------
Discount Mortgage Bank Ltd. ...     12,908    1,018,985
Israel Discount Bank Ltd.+ ....  1,390,467    1,835,211
Mishkan-Hapoalim Mortgage
 Bank Ltd.+ ...................      5,892    1,147,411
Tefahot Israel Mortgage Bank Ltd.    2,303    1,548,486
                                            -----------
                                              5,550,093
                                            -----------

PHARMACEUTICALS-8.84%
-------------------------------------------------------
Agis Industries (1983) Ltd. ...    201,716    1,697,878
Peptor Ltd.*+ .................     56,000      392,000
Teva Pharmaceutical
 Industries Ltd. ADR ..........    156,020    5,821,496
                                            -----------
                                              7,911,374
                                            -----------

REAL ESTATE & CONSTRUCTION-1.12%
-------------------------------------------------------
Azorim Investment Development &
 Construction Company Ltd. ....     98,130    1,004,369
                                            -----------

TELECOMMUNICATIONS-10.40%
-------------------------------------------------------
Bezeq Israeli Telecommunication
 Corporation Ltd. .............    969,401  $ 5,238,570
ECI Telecom Ltd. ..............    117,526    3,687,378
Geotek Communications, Inc.+ ..     18,595          521
Geotek Communications,
 Inc., Convertible Preferred
 Series M, 8.50%*+ ............        100            0
Geotek Communications,
 Inc., Convertible
 Preferred Series N*+(2) ......        595            0
Nexus Telecommunication
 Systems Ltd.+ ................     68,933      318,815
Terayon Communication
 Systems, Inc.+ ...............        312       63,960
                                            -----------
                                              9,309,244
                                            -----------

TEXTILES-0.58%
-------------------------------------------------------
Macpell Industries Ltd.+ ......    116,079      516,857
                                            -----------

TRADING COMPANIES-0.40%
-------------------------------------------------------
Rapac Electronics Ltd. ........     34,806      355,378
                                            -----------

VENTURE CAPITAL-8.96%
-------------------------------------------------------
ABS GE Capital
 Giza Fund, L.P.x+# ...........    812,963    1,543,992
Advent Israel (Bermuda) L.P.x+   1,682,293    2,105,224
Concord Ventures II Fund L.P.x+#   240,000      240,000
Giza GE Venture Fund III L.P.x+#   250,000      240,970
K.T. Concord Venture Fund
 L.P.x+# ......................    850,000    1,211,271
SVE Star Ventures
 Enterprises No. II*+ .........          5    2,235,738
Walden-Israel Ventures, L.Px. x    500,000      436,424
                                            -----------
                                              8,013,619
                                            -----------

WOOD & PAPER PRODUCTS-0.66%
-------------------------------------------------------
American Israeli Paper Mills Ltd.    9,001      587,260
                                            -----------
Total Israel (Cost $58,968,911) ...........  85,662,510
                                            -----------

-------------------------------------------------------------------------------
                                                                              7

-------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - MARCH 31, 2000 (UNAUDITED)(CONTINUED)
-------------------------------------------------------------------------------
                                  No. of       Value
Description                    Shares/Units   (Note A)
-------------------------------------------------------
GLOBAL 2.11%
-------------------------------------------------------
INVESTMENT & HOLDING COMPANIES-2.11%
-------------------------------------------------------
Emerging Markets Ventures I L.P.x+#
 (Cost $1,667,564) ............  1,606,985  $ 1,891,615
                                            -----------

TOTAL INVESTMENTS-97.85%
 (Cost $60,636,475) (Notes A,D)              87,554,125

CASH AND OTHER ASSETS IN EXCESS
 OF LIABILITIES-2.15% .........               1,923,353
                                            -----------
NET ASSETS-100.00%                          $89,477,478
                                            ===========

-------------------------------------------------------
*    Not readily marketable security.
x    Restricted security, not readily marketable (See Note F).
+    Security is non-income producing.
# As of March 31, 2000, the Fund committed to investing an additional $436,721, $842,261, $580,000, $150,000, $1,760,000, $250,000 and
     $1,000,000 of capital in ABS GE Capital Giza Fund, L.P., Emerging Markets Ventures I L.P., Formula Ventures L.P., K.T. Concord Venture Fund L.P., Concord Ventures Fund II L.P., Polaris Fund II LLC and
     Giza GE Venture Fund III L.P., respectively.
(1) With an additional 46,035 warrants attached, expiring 12/31/49, with no market value.
(2) With an additional 595 warrants attached, expiring 06/20/01, with no market value.
ADR  American Depositary Receipts.



-------------------------------------------------------------------------------
8                               See accompanying notes to financial statements.

-------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

ASSETS
--------------------------------------------------------------------------
Investments, at value (Cost $60,636,475) (Note A).............................................     $87,554,125
Cash (Note A) ................................................................................       2,083,699
Receivable for dividends .....................................................................         367,620
Prepaid expenses .............................................................................          21,310
                                                                                                   -----------
Total Assets .................................................................................      90,026,754
                                                                                                   -----------
LIABILITIES
--------------------------------------------------------------------------
Payables:
  Investment advisory fee (Note B) ...........................................................         261,243
  Administration fees (Note B) ...............................................................          13,065
  Other accrued expenses .....................................................................         274,968
                                                                                                   -----------
Total Liabilities ............................................................................         549,276
                                                                                                   -----------
NET ASSETS (applicable to 4,259,295 shares of common stock outstanding) (Note C) .............     $89,477,478
                                                                                                   ===========

NET ASSET VALUE PER SHARE ($89,477,478 DIVIDED BY 4,259,295) .................................          $21.01
                                                                                                   ===========

NET ASSETS CONSIST OF
--------------------------------------------------------------------------
Capital stock, $0.001 par value; 4,259,295 shares issued and outstanding
 (100,000,000 shares authorized) .............................................................     $     4,259
Paid-in capital ..............................................................................      56,344,872
Distribution in excess of net investment income ..............................................      (2,394,423)
Accumulated net realized gain on investments and foreign currency related transactions .......       8,605,537
Net unrealized appreciation in value of investments and translation of other
 assets and liabilities denominated in foreign currency ......................................      26,917,233
                                                                                                   -----------
Net assets applicable to shares outstanding ..................................................     $89,477,478
                                                                                                   ===========

-------------------------------------------------------------------------------
See accompanying notes to financial statements.                               9

-------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

INVESTMENT INCOME
--------------------------------------------------------------------------
Income (Note A):
   Dividends .................................................................................    $  1,663,838
   Interest ..................................................................................          73,805
   Less: Foreign taxes withheld ..............................................................       (413,471)
                                                                                                   -----------
   Total Investment Income ...................................................................       1,324,172
                                                                                                   -----------

Expenses:
   Investment advisory fees (Note B) .........................................................         603,920
   Audit and legal fees ......................................................................         108,265
   Custodian fees ............................................................................         103,263
   Printing ..................................................................................          62,662
   Administration fees (Note B) ..............................................................          55,747
   Accounting fees ...........................................................................          50,960
   Consulting fees ...........................................................................          48,690
   Transfer agent fees .......................................................................          27,049
   Directors' fees ...........................................................................          25,314
   NYSE listing fees .........................................................................           8,107
   Insurance .................................................................................           4,604
   Other .....................................................................................          27,241
   Israeli capital gains tax (Note A) ........................................................          29,054
                                                                                                   -----------
   Total Expenses ............................................................................       1,154,876
   Less: Fee waivers (Note B) ................................................................        (107,266)
                                                                                                   -----------
     Net Expenses ............................................................................       1,047,610
                                                                                                   -----------
   Net Investment Income .....................................................................         276,562
                                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
--------------------------------------------------------------------------
Net realized gain/(loss) from:
   Investments ...............................................................................       8,708,524
   Foreign currency related transactions .....................................................         (78,449)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency .............................      15,495,392
                                                                                                   -----------
Net realized and unrealized gain on investments and foreign currency related transactions ....      24,125,467
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................     $24,402,029
                                                                                                   ===========

-------------------------------------------------------------------------------
10                              See accompanying notes to financial statements.

-------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                       For the Six Months      For the Fiscal
                                                                                      Ended March 31, 2000       Year Ended
                                                                                           (unaudited)       September 30, 1999
                                                                                      --------------------   -------------------
INCREASE IN NET ASSETS
--------------------------------------------------------------------
Operations:
  Net investment income/(loss) .....................................................     $   276,562             $   (94,515)
  Net realized gain on investments and foreign currency
   related transactions ............................................................       8,630,075               4,585,962
  Net change in unrealized appreciation/(depreciation) in value of investments
   and translation of other assets and liabilities denominated in foreign currency .      15,495,392              11,510,531
                                                                                         -----------             -----------
    Net increase in net assets resulting from operations ...........................      24,402,029              16,001,978
                                                                                         -----------             -----------

Dividends and distributions to shareholders:
  Net investment income ............................................................      (1,799,488)             (1,105,935)
  Net realized gain on investments .................................................      (6,407,933)             (5,958,298)
                                                                                         -----------             -----------
    Total dividends and distributions to shareholders ..............................      (8,207,421)             (7,064,233)
                                                                                         -----------             -----------
Capital share transactions:
  Cost of 204,100 and 548,900 shares repurchased, respectively (Note G) ............      (3,400,538)             (7,627,236)
                                                                                         -----------             -----------
    Total increase in net assets ...................................................      12,794,070               1,310,509
                                                                                         -----------             -----------

NET ASSETS
--------------------------------------------------------------------
Beginning of period ................................................................      76,683,408              75,372,899
                                                                                         -----------             -----------
End of period ......................................................................     $89,477,478             $76,683,408
                                                                                         ===========             ===========

-------------------------------------------------------------------------------
See accompanying notes to financial statements.                              11

-------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
-------------------------------------------------------------------------------

INCREASE/(DECREASE) IN CASH FROM
------------------------------------------------------------------------------------
Operating Activities
  Investment income received .......................................................   $  1,043,426
  Operating expenses paid ..........................................................      ( 979,487)
                                                                                       ------------
Net increase in cash from operating activities .....................................                            $     63,939

Investing Activities
  Purchases of long-term portfolio investments .....................................     (6,284,587)
  Proceeds from disposition and maturity of long-term portfolio investments ........     18,471,867
                                                                                       ------------
Net increase in cash from investing activities .....................................                               12,187,280

Financing Activities
 Cash paid for shares repurchased ..................................................     (3,400,538)
 Cash dividends and distributions paid .............................................     (8,207,421)
                                                                                       ------------
Net decrease in cash from financing activities .....................................                              (11,607,959)
                                                                                                                -------------
Net increase in cash ...............................................................                                  643,260
Cash at beginning of period ........................................................                                1,440,439
                                                                                                                -------------
Cash at end of period (Note A) .....................................................                              $ 2,083,699
                                                                                                                =============
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS TO NET INCREASE IN CASH FROM OPERATING ACTIVITIES
------------------------------------------------------------------------------------
Net increase in net assets resulting from operations ...............................                            $  24,402,029
Adjustments:
  Increase in dividends and interest receivable ....................................   $   (280,746)
  Increase in accrued expenses .....................................................         71,748
  Increase in prepaid expenses .....................................................         (3,625)
  Net realized and unrealized gain on investments and foreign currency
   related transactions ............................................................    (24,125,467)
                                                                                       ------------
Total adjustments ..................................................................                              (24,338,090)
                                                                                                                -------------
NET INCREASE IN CASH FROM OPERATING ACTIVITIES......................................                            $      63,939
                                                                                                                =============

-------------------------------------------------------------------------------
12                              See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                     For the Period
                                             For the Six                                                               October 29,
                                             Months Ended                                                                 1992*
                                              March 31,                                                                  through
                                                2000                 For the Fiscal Years Ended September 30,         September 30,
                                             (unaudited)      1999      1998     1997      1996      1995      1994       1993
                                            -------------   -------    ------   ------    ------    ------    ------ -------------
PER SHARE OPERATING
PERFORMANCE
--------------------------------------------
Net asset value, beginning of period ......     $17.18      $15.04     $18.41   $13.10    $13.20    $11.74    $15.83    $13.74**
                                              --------     -------    -------  -------   -------   -------   -------   -------
Net investment income/(loss) ..............       0.06+      (0.02)+     0.07     0.35     (0.09)    (0.10)    (0.28)    (0.07)
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions ....................       5.49        3.21      (2.97)    6.20     (0.01)     1.56     (3.27)     2.16
                                              --------     -------    -------  -------   -------   -------   -------   -------
Net increase/(decrease) in net assets
  resulting from operations ...............       5.55        3.19      (2.90)    6.55     (0.10)     1.46     (3.55)     2.09
                                              --------     -------    -------  -------   -------   -------   -------   -------
Dividends and distributions to shareholders:
  Net investment income ...................      (0.41)      (0.21)        --       --        --        --        --        --
  Net realized gain on investments and
    foreign currency related transactions .      (1.46)      (1.20)     (0.47)   (1.24)       --        --     (0.43)       --
  In excess of net realized gains .........         --          --         --       --        --        --     (0.11)       --
                                              --------     -------    -------  -------   -------   -------   -------   -------
Total dividends and distributions
  to shareholders .........................      (1.87)      (1.41)     (0.47)   (1.24)       --        --     (0.54)       --
                                              --------     -------    -------  -------   -------   -------   -------   -------
Anti-dilutive impact due to capital
  shares repurchased ......................       0.15        0.36      --          --        --        --        --        --
                                              --------     -------    -------  -------   -------   -------   -------   -------
Net asset value, end of period ............     $21.01      $17.18     $15.04   $18.41    $13.10    $13.20    $11.74    $15.83
                                              ========     =======    =======  =======   =======   =======   =======   =======
Market value, end of period ...............    $16.813     $14.000    $11.813  $14.938   $11.250   $12.000   $13.250   $17.375
                                              ========     =======    =======  =======   =======   =======   =======   =======
Total investment return (a) ...............      33.70%      32.61%    (18.05)   44.36%    (6.25)%   (9.43)%  (21.26)%   24.58%
                                              ========     =======    =======  =======   =======   =======   =======   =======

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------
Net assets, end of period (000 omitted) ...    $89,477     $76,683    $75,373  $92,298   $65,649   $66,150   $58,855   $79,274
Ratio of expenses to average net assets (c)       2.43%(b)    2.05%      2.06%    2.26%     2.23%     2.57%     2.64%     2.41%(b)
Ratio of expenses to average net assets,
  excluding fee waivers ...................       2.68%(b)    2.30%      2.31%    2.30%       --        --        --        --
Ratio of net investment income/(loss)
  to average net assets ...................       0.64%(b)   (0.12)%     0.42%    2.20%   (0.68)%    (0.91)%   (2.08)%   (0.50)%(b)
Portfolio turnover rate ...................       7.58%      18.65%     29.11%   16.98%   21.68%     22.17%    17.07%    34.80%

--------------------------------------------------------------------------------
*   Commencement of investment operations.
**  Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.
+   Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.

--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               13

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At March 31, 2000, the Fund held 15.68% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $10,259,737 and fair value of $14,031,563. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At March 31, 2000, the interest rate was 5.375% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. Dividends derived from listed or approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are subject to a 25% withholding tax. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. The Fund records deferred Israeli capital gains taxes on the net unrealized

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------
appreciation on unlisted Israeli debt obligations. At March 31, 2000, the Fund had no deferred Israeli capital gains taxes on unlisted Israeli debt obligations.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile

-------------------------------------------------------------------------------
                                                                              15

-------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
-------------------------------------------------------------------------------
than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

In addition, the Board of Directors has approved to remove the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel ("Israeli-Related Securities").

NOTE B. AGREEMENTS
--------------------------------------------------------------------------------
Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly net assets invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly net assets. CSAM has agreed to waive the advisory fee previously payable to the Fund's investment sub-adviser. For the six months ended March 31, 2000, CSAM earned $603,920 for advisory services, of which CSAM waived $107,266. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended March 31, 2000, CSAM was reimbursed $8,265 for administrative services rendered to the Fund.

Analyst Exchange and Trading Services, Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Analyst I.M.S. is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly net assets. In addition, CSAM pays Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the six months ended March 31, 2000, Analyst I.M.S. earned $164,028 for sub-advisory services.

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------
Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on trades executed in Israel. For the six months ended March 31, 2000, such commissions amounted to approximately $4,800.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the six months ended March 31, 2000, BSFM earned $47,482 for administrative services.

NOTE C. CAPITAL STOCK
--------------------------------------------------------------------------------
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at March 31, 2000, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES
--------------------------------------------------------------------------------
For U.S. federal income tax purposes, the cost of securities owned at March 31, 2000 was $60,654,800. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $26,899,325, was composed of gross appreciation of $32,299,033, for those investments having an excess of value over cost and gross depreciation of $5,399,708, for those investments having an excess of cost over value.

For the six months ended March 31, 2000, purchases and sales of securities, other than short-term investments, were $6,296,001 and $16,313,019, respectively.

NOTE E. CREDIT FACILITY
--------------------------------------------------------------------------------
Effective December 15, 1999, the Fund, together with other funds advised by CSAM, established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary and emergency purposes. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at the rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At March 31, 2000 and during the six months ended March 31, 2000, the Fund had no borrowings under the Credit Facility.
--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------
NOTE F. RESTRICTED SECURITIES
--------------------------------------------------------------------------------
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of March 31, 2000, per unit/share value of such securities and percent of net assets which the securities comprise.


                                          NUMBER                                            FAIR                       PERCENT
                                        OF UNITS/                                          VALUE AT     VALUE PER      OF NET
SECURITY                                 SHARES       ACQUISITION DATES         COST      03/31/2000    UNIT/SHARE     ASSETS
--------                                ---------   ---------------------   ----------- ------------   ------------  ----------
ABS GE Capital Giza Fund, L.P. ......     662,963    02/03/98 - 08/02/99   $   470,851  $1,259,110        $1.90         1.41
ABS GE Capital Giza Fund, L.P. ......     150,000         11/17/99             150,000     284,882         1.90         0.32
Advent Israel (Bermuda) L.P. ........   1,682,293    06/16/93 - 01/16/98     1,570,596   2,105,224         1.25         2.35
Concord Ventures II Fund L.P. .......     240,000          3/29/00             244,076     240,000         1.00         0.27
Emerging Markets Ventures I L.P. ....   1,067,844    01/22/98 - 08/24/99     1,111,505   1,256,981         1.18         1.40
Emerging Markets Ventures I L.P. ....     183,217         10/01/99             183,217     215,669         1.18         0.24
Emerging Markets Ventures I L.P. ....     172,407         12/21/99             189,325     202,943         1.18         0.23
Emerging Markets Ventures I L.P. ....     183,517         03/24/00             183,517     216,022         1.18         0.24
Formula Ventures L.P. ...............     350,000         08/06/99             363,580     326,373         0.93         0.37
Formula Ventures L.P. ...............      70,000         03/23/00              70,000      65,275         0.93         0.07
Giza GE Venture Fund III L.P. .......      50,000          1/31/00              50,000      48,194         0.96         0.05
Giza GE Venture Fund III L.P. .......      75,000          3/24/00              75,000      72,291         0.96         0.08
Giza GE Venture Fund III L.P. .......     125,000          3/23/00             125,000     120,485         0.96         0.14
K.T. Concord Venture Fund L.P. ......     650,000     12/08/97-08/25/99        598,974     926,266         1.43         1.03
K.T. Concord Venture Fund L.P. ......     150,000         10/12/99             146,366     213,754         1.43         0.24
K.T. Concord Venture Fund L.P. ......      50,000         02/28/00              48,789      71,251         1.43         0.08
Polaris Fund II LLC .................     625,000     10/31/96-06/09/99        548,397   2,424,788         3.88         2.71
Polaris Fund II LLC .................     125,000         10/15/99             117,308     484,958         3.88         0.54
The Renaissance Fund LDC ............          60     03/30/94-03/21/97        377,329     197,911     3,298.52         0.22
Walden-Israel Ventures, L.P. ........     500,000     09/28/93-05/16/97        414,801     436,424         0.87         0.49

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)
--------------------------------------------------------------------------------
NOTE G. SHARE REPURCHASE PROGRAM
--------------------------------------------------------------------------------
On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Board of Directors of the Fund. From October 21, 1998 through September 30, 1999, the Fund repurchased 548,900 of its shares for a total cost of $7,627,236 at a weighted average discount of 18.29% from net asset value. Through September 30, 1999, the discount of individual repurchases ranged from 15.15% - 22.30%. For the six months ended March 31, 2000, the Fund repurchased 204,100 of its shares for a total cost of $3,400,538 at a weighted average discount of 15.96% from net asset value. The discount of individual repurchases ranged from 12.51%
- 19.36%.

--------------------------------------------------------------------------------
                                                                              19

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)
-------------------------------------------------------------------------------

On January 27, 2000, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                   FOR       WITHHELD     NON-VOTES
----------------                                                                ---------    --------     ---------
Dr. Enrique R. Arzac                                                            2,272,485     27,670      2,118,040
William W. Priest                                                               2,271,957     28,198      2,118,040

In addition to the directors re-elected at the meeting, George W. Landau, Jonathan W. Lubell, Steven N. Rappaport and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending September 30, 2000.

                                                              FOR            AGAINST       ABSTAIN        NON-VOTES
                                                           ---------        ---------     --------        ---------
                                                           2,257,869         28,351        15,936         2,116,039

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20

DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)
-------------------------------------------------------------------------------

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The First Israel Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink-SM-Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws, or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The

-------------------------------------------------------------------------------
                                                                             21

-------------------------------------------------------------------------------

statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

-------------------------------------------------------------------------------
22

-------------------------------------------------------------------------------

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3321; Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

-----------------------------------------------------------------------
* InvestLink is a service mark of Boston EquiServe Limited Partnership.

-------------------------------------------------------------------------------
                                                                             23

RECENT DEVELOPMENTS (UNAUDITED)
-------------------------------------------------------------------------------

Recently, the Securities and Exchange Commission (the "SEC") amended Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the "1934 Act") which governs the Fund's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Fund's proxy solicitation material pursuant to Rule 14a-8 of the 1934 Act. In light of these amendments, the Fund's Board of Directors reviewed the By-laws of the Fund and made the following material changes: 1) the percentage of ownership needed for stockholders to request a special meeting has been increased from 25% to a majority of the outstanding capital stock of the Fund entitled to vote at such meeting; 2) the advance notice requirements applicable to stockholder proposals at annual meetings and for nominations by stockholders for election to the Board of Directors have been revised to reflect changes in Rule 14a-4(c); 3) the Board's ultimate authority concerning the reimbursement of the expenses of solicitating proxies for the election of Directors has been clarified; and 4) the power to amend the By-laws is reserved to the Board of Directors. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.


-------------------------------------------------------------------------------
24

SUMMARY OF GENERAL INFORMATION (UNAUDITED)
-------------------------------------------------------------------------------

The FundThe First Israel Fund, Inc.is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of March 31, 2000, CSAM-Americas managed approximately $74.0 billion in assets.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The market price is published in: THE NEW YORK TIMES (daily) under the designation "FtIsrl" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS
--------------------------------------------------------------------------------

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)

-------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS
--------------------------------------------------------

Dr. Enrique R. Arzac    Director

George W. Landau        Director

Jonathan W. Lubell      Director

Steven N. Rappaport     Director

William W. Priest, Jr.  Chairman of the Board of
                        Directors

Richard W. Watt         President, Chief  Investment
                        Officer and  Director

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

INVESTMENT ADVISER
--------------------------------------------------------

Credit Suisse Asset Management, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR
--------------------------------------------------------

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN
--------------------------------------------------------

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT
--------------------------------------------------------

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL
--------------------------------------------------------

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036




This report, including the financial statements
herein, is sent to the shareholders of the Fund for
their information. The financial information
included herein is taken from the records of the
Fund without examination by independent accountants
who do not express an opinion thereon. It is not a
prospectus, circular or representation intended for
use in the purchase or sale of shares of the Fund or
of any securities mentioned in this report.                    [LOGO]
--------------------------------------------------------------------------------
                                                             3917-SAR-00